Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended September 30, 2015, of Mid-Con Energy Partners, LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Peterson, Chief Financial Officer of Mid-Con Energy GP, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 2, 2015

/s/ Michael D. Peterson
Michael D. Peterson
Chief Financial Officer